                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2001
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                    NEXT GENERATION TECHNOLOGY HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                     000-24941          06-1255882
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(State or other jurisdiction   (Commission       (IRS Employer
     of incorporation)         File Number)   Identification No.)

             33 City Centre Drive, Unit 364, Mississauga, ON L5B 2N5
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (905) 306-9671
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               590 Madison Avenue, 21st Floor, New York, NY 10022
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

            Effective  October 9, 2001,  pursuant to the  Agreement  and Plan of
Merger dated as of September  18, 2001 by and among Next  Generation  Technology
Holdings,   Inc.  ("NGTH"),   Next  Generation   Acquisition,   Corp.  ("NGAC"),
HealthyConnect.com,  Inc., ("HCCI"), Carl Pahapill and Marc Smith, as amended by
Amendment No. 1 thereto dated as of September 26, 2001 (the "Merger Agreement"),
HCCI merged with and into NGAC, with NGAC as the surviving entity. In accordance with the Merger  Agreement,  the holders of HCCI Common Stock became entitled to receive 0.1066268 share of NGTH Common Stock for each share of HCCI Common Stock owned by them,  or an  aggregate  of  approximately  4.5 million  shares of NGTH
Common Stock.  The shares of NGTH Common Stock  acquired in connection  with the
Merger have not been  registered  under the  Securities  Act of 1933, as amended
(the "Securities  Act"),  and,  accordingly,  may not be  re-transferred  by the holders  thereof  absent a future  registration  under the  Securities Act or an
exemption  therefrom.   For  additional  information,   see  the  Press  Release
concerning the merger which is incorporated  herein by reference and is attached hereto as Exhibit 99.1.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS

            (a)         Financial   Statements  of  Business  Acquired:   It  is
                        impracticable   to  provide   the   required   financial
                        statements  at  the  time  this  Report  is  filed.  The
                        required  financial  statements will be filed as soon as
                        practicable, but no later than 60 days after this Report
                        must be filed.

            (b)         Pro Forma Financial Information:  It is impracticable to
                        provide the required pro forma financial  information at
                        the time this Report is filed.  The  required  pro forma
                        financial   information   will  be   filed  as  soon  as
                        practicable, but no later than 60 days after this Report
                        must be filed.

            (c) Exhibits

            Exhibit No.                    Exhibit
            ----------                     -------

            99.1             Press Release dated October 10, 2001.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                          NEXT GENERATION TECHNOLOGY HOLDINGS, INC.

                          By: /s/ Carl Pahapill
                             ----------------------------------------
                             Carl Pahapill
                             President and Chief Executive Officer

DATE: October 17, 2001

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                                  EXHIBIT INDEX

            99.1        Press Release dated October 10, 2001

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